JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of February 14, 2007, is made by and between Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Advisors LLC, DBGM Associates LLC, Drawbridge Global Macro Advisors LLC, Drawbridge Global Macro GP LLC, Fortress Fund III GP LLC, Fortress Investment Fund GP (Holdings) LLC, Fortress Partners GP LLC, Fortress Principal Investment Holdings IV LLC, Fortress Partners Advisors LLC, FIG LLC, Fortress Partners Offshore Securities LLC, Fortress Partners Securities LLC, Fortress Investment Group LLC, Drawbridge Special Opportunities Fund LP, Drawbridge Global Macro Fund LP, Fortress Operating Entity I LP, Fortress Operating Entity II LP, Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP Fortress Investment Fund III (Fund C) LP, Fortress Investment Fund III (Fund D) LP, Fortress Investment Fund III (Fund E) LP, Fortress Investment Fund III (Coinvestment Fund A) LP, Fortress Investment Fund III (Coinvestment Fund B) LP, Fortress Investment Fund III (Coinvestment Fund C) LP, Fortress Investment Fund III (Coinvestment Fund D) LP, Principal Holdings I LP, Fortress Partners Fund LP, Drawbridge Global Macro Master Fund Ltd., Drawbridge Special Opportunities Fund Ltd., Fortress Partners Master Fund L.P., Fortress Partners Offshore Fund L.P., Drawbridge Global Macro Intermediate Fund LP, Drawbridge Global Macro Fund Ltd. and FIG Corp. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                           [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.


                      DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                      By:  DRAWBRIDGE SPECIAL OPPORTUNITIES
                              GP LLC
                               its general partner


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                               Name:   Glenn Cummins
                               Title:  Authorized Signatory


                      DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                               Name:   Glenn Cummins
                               Title:  Authorized Signatory


                      FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                               Name:   Randal A. Nardone
                               Title:  Authorized Signatory

                      DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                               Name:   Glenn Cummins
                               Title:  Authorized Signatory


                      FORTRESS INVESTMENT GROUP LLC


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                               Name:   Randal A. Nardone
                               Title:  Authorized Signatory


                      FORTRESS OPERATING ENTITY I LP

                      By:  FIG CORP.
                               its general partner

                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                               Name:   Randal A. Nardone
                               Title:  Authorized Signatory

                      DBGM ASSOCIATES LLC

                      By:  PRINCIPAL HOLDINGS I LP
                             its sole managing member


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      DRAWBRIDGE GLOBAL MACRO ADVISORS ADVISORS LLC


                      By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory


                      DRAWBRIDGE GLOBAL MACRO GP LLC


                       By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory

                      DRAWBRIDGE GLOBAL MACRO FUND LP

                      By: DRAWBRIDGE GLOBAL MACRO FUND GP LLC
                               its general partner


                      By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory


                      DRAWBRIDGE GLOBAL MACRO INTERMEDIATE FUND LP

                      By: DBGM ASSOCIATES LLC
                               its general partner


                       By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory


                      DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD.


                       By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory


                      DRAWBRIDGE GLOBAL MACRO FUND LTD.


                       By:      /s/ Kevin Treacy
                               -------------------------------------------------
                               Name:   Kevin Treacy
                               Title:  Authorized Signatory

                      DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                               Name:   Glenn Cummins
                               Title:  Authorized Signatory



                      PRINCIPAL HOLDINGS I LP


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS PARTNERS FUND LP

                      By:  FORTRESS PARTNERS GP LLC
                               its general partner


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory


                      FORTRESS PARTNERS MASTER FUND L.P.

                      By:  FORTRESS PARTNERS OFFSHORE FUND
                            L.P. its owner


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory

                      FORTRESS PARTNERS OFFSHORE FUND L.P.


                      BBy:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT GP (HOLDINGS) LLC


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS PARTNERS GP LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory

                      FORTRESS PARTNERS ADVISORS LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory


                      FIG LLC


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS PARTNERS OFFSHORE SECURITIES LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory

                      FORTRESS PARTNERS SECURITIES LLC


                      By:      /s/ Glenn Cummins
                               -------------------------------------------------
                      Name:    Glenn Cummins
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III (FUND B) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory

                      FORTRESS INVESTMENT FUND III (FUND C) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III (FUND D) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III (FUND E) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory

                      FORTRESS INVESTMENT FUND III (COINVESTMENT FUND A) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III (COINVESTMENT FUND B) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS INVESTMENT FUND III (COINVESTMENT FUND C) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory

                      FORTRESS INVESTMENT FUND III (COINVESTMENT FUND D) LP

                      By:  FORTRESS FUND III GP LLC
                               its general partner

                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS FUND III GP LLC


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FORTRESS OPERATING ENTITY I LP

                      By:  FIG CORP.
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory

                      FORTRESS OPERATING ENTITY II LP

                      By:  FIG CORP.
                               its general partner


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory


                      FIG CORP.


                      By:      /s/ Randal A. Nardone
                               -------------------------------------------------
                      Name:    Randal A. Nardone
                      Title:   Authorized Signatory